Exhibit 99.1

For Immediate Release

Media Contact: Mei Li NetSuite Inc. Phone: 650.627.1063 E-mail: meili@netsuite.com	Investor Relations Contact: Carolyn Bass Market Street Partners Phone: 415.445.3232 E-mail: ir@netsuite.com

NETSUITE ANNOUNCES RECORD SECOND QUARTER 2010 FINANCIAL RESULTS

AND RAISES OUTLOOK FOR FISCAL YEAR 2010

Reports Record Revenue of $47.1 Million, 17% Growth over Prior Year

Recurring Revenue Grows 19% Year-over-Year to $39.8 Million

Reports Record Non-GAAP Operating Income and Non-GAAP Net Income

Reports Record Calculated Bookings, Increasing 23% Year-over-Year

Posts Quarterly Operating Cash Flow of $4.5 Million, a 234% Increase vs. Q2’09

SAN MATEO, Calif. – August 5, 2010 — NetSuite Inc. (NYSE: N), the industry’s leading provider of cloud-based financials / ERP software suites, today announced operating results for its second quarter ended June 30, 2010.

Total revenue for the second quarter of 2010 was $47.1 million, representing a 17% increase over the prior year. Subscription and support revenue for the second quarter was $39.8 million, representing 19% growth over the prior year. Calculated bookings for the quarter reached $48.2 million, representing the highest quarterly total in the Company’s history and growing 23% year-over-year. Calculated bookings is defined as the change in total deferred revenue plus revenue.

GAAP operating loss for the second quarter of 2010 was $7.0 million, compared to a GAAP operating loss of $5.0 million in the second quarter of 2009. On a GAAP basis, net loss for the second quarter of 2010 was $7.2 million, or $(0.11) per share, as compared to a net loss of $5.0 million, or $(0.08) per share in the second quarter of 2009.

Non-GAAP operating income for the second quarter of 2010 improved 219% year-over-year, growing to $2.2 million, as compared to non-GAAP operating income of $674,000 in the second quarter of 2009. Non-GAAP net income for the second quarter of 2010 was $1.9 million, or $0.03 per share, as compared to non-GAAP net income of $687,000, or $0.01 per share, for the second quarter of 2009.

“NetSuite’s strong second quarter financial performance, driven by accelerating growth in bookings, revenue and profitability, is the result of broad acceptance by mid-sized organizations and divisions of large enterprises of our industry-leading ERP cloud computing suite,” said Zach Nelson, CEO of NetSuite. “We are raising our 2010 outlook substantially based on the accelerating adoption of NetSuite’s cloud computing applications by enterprises around the world.”

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss the company’s second quarter 2010 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at www.netsuite.com/investors. The live call can be accessed by dialing 888-572-7027 (U.S.) or 719-325-2487 (outside the U.S.) and referencing passcode 597-3245. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 597-3245.

About NetSuite

NetSuite Inc. is the industry’s leading provider of cloud-based financials / ERP software suites. NetSuite enables companies to manage core key business operations in a single system, which includes accounting/ERP, customer relationship management (CRM), and Ecommerce. NetSuite’s patent-pending “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and NetSuite’s scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; the transition of Messrs. McGeever and Gill to their new roles within NetSuite; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Quarterly Report on Form 10-Q filed on May 7, 2010, and any subsequently filed reports on Forms 10-Q, 10-K and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non-GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

Click here to download the press release, financial tables and non-GAAP reconciliation.

Note: NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Second Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	June 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$98,191	$96,355
Accounts receivable, net of allowances of $699 and $921 as of June 30, 2010 and December 31, 2009, respectively	23,160	25,776
Deferred commissions	11,887	11,726
Other current assets	7,577	4,922

Total current assets	140,815	138,779
Property and equipment, net	19,218	14,731
Deferred commissions, non-current	826	1,040
Goodwill	27,446	28,095
Other intangible assets, net	14,639	17,073
Other assets	2,062	2,506

Total assets	$205,006	$202,224

Liabilities and equity
Current liabilities:
Accounts payable	$2,058	$1,147
Deferred revenue	72,489	66,360
Accrued compensation	8,823	10,562
Accrued expenses	3,835	5,154
Other current liabilities	5,898	5,716

Total current liabilities	93,103	88,939
Long-term liabilities:
Deferred revenue, non-current	4,533	6,361
Other long-term liabilities	6,273	2,217

Total long-term liabilities	10,806	8,578

Total liabilities	103,909	97,517

Equity:
NetSuite Inc. stockholders’ equity:
Common stock	637	629
Additional paid-in capital	398,123	387,507
Accumulated other comprehensive income	458	756
Accumulated deficit	(298,121)	(284,059)

Total NetSuite Inc. stockholders’ equity	101,097	104,833
Noncontrolling interest	—	(126)

Total equity	101,097	104,707

Total liabilities and equity	$205,006	$202,224

NetSuite Announces Second Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
				With adoption of ASU 2009-13	With adoption of ASU 2009-13
Revenue:
Subscription and support	$33,489	$35,190	$36,660	$38,122	$39,779
Professional services and other	6,815	6,515	6,304	6,128	7,310

Total revenue	40,304	41,705	42,964	44,250	47,089
Cost of revenue:
Subscription and support (1)	5,798	6,505	6,587	6,634	6,556
Professional services and other (1)	7,758	7,988	8,434	8,637	8,907

Total cost of revenue	13,556	14,493	15,021	15,271	15,463

Gross profit	26,748	27,212	27,943	28,979	31,626

Operating expenses:
Product development (1)	6,770	7,369	7,650	8,051	8,918
Sales and marketing (1)	18,264	19,478	19,626	20,379	21,881
General and administrative (1)	6,717	8,323	7,265	6,874	7,789

Total operating expenses	31,751	35,170	34,541	35,304	38,588

Operating loss	(5,003)	(7,958)	(6,598)	(6,325)	(6,962)
Other income / (expenses) and income taxes, net	(169)	(318)	(120)	(512)	(278)

Net loss	(5,172)	(8,276)	(6,718)	(6,837)	(7,240)
Less: Net loss attributable to the noncontrolling interest	182	247	178	14	—

Net loss attributable to NetSuite Inc. common stockholders	$(4,990)	$(8,029)	$(6,540)	$(6,823)	$(7,240)

Net loss per share attributable to NetSuite Inc. common stockholders	$(0.08)	$(0.13)	$(0.10)	$(0.11)	$(0.11)

Weighted average number of shares used in computing net loss per common share	61,853	62,100	62,545	63,094	63,470

(1) Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
Cost of revenue:
Subscription and support	$610	$743	$862	$820	$872
Professional services and other	628	630	772	801	942
Operating expenses:
Product development	1,443	1,709	2,139	2,184	2,420
Sales and marketing	1,462	2,242	2,170	2,196	2,400
General and administrative	1,534	3,053	1,935	2,068	2,479

Total stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations	$5,677	$8,377	$7,878	$8,069	$9,113

NetSuite Announces Second Quarter 2010 Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(5,003)	$(7,958)	$(6,598)	$(6,325)	$(6,962)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	5,677	8,377	7,878	8,069	9,113

Non-GAAP operating income	$674	$419	$1,280	$1,744	$2,151

Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss attributable to NetSuite Inc. common stockholders	$(4,990)	$(8,029)	$(6,540)	$(6,823)	$(7,240)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	5,677	8,377	7,878	8,069	9,113

Non-GAAP net income attributable to NetSuite Inc. common stockholders	$687	$348	$1,338	$1,246	$1,873

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	61,853	62,100	62,545	63,094	63,470
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	2,520	2,874	2,914	2,632	2,914

Non-GAAP weighted average shares used in computing non-GAAP net income per common share	64,373	64,974	65,459	65,726	66,384

GAAP net loss per share attributable to NetSuite Inc. common stockholders	$(0.08)	$(0.13)	$(0.10)	$(0.11)	$(0.11)

Non-GAAP net income per share attributable to NetSuite Inc. common stockholders	$0.01	$0.01	$0.02	$0.02	$0.03

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income / (loss), net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods.

(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company’s net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Second Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Six months ended June 30,
	2010	2009
Cash flows from operating activities:
Net loss attributable to NetSuite Inc.	$(14,063)	$(8,735)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	3,851	3,334
Amortization of other intangible assets	2,461	1,274
Provision for accounts receivable allowances	297	868
Stock-based compensation	14,587	8,825
Amortization of deferred commissions	10,626	10,111
Noncontrolling interests	(14)	(383)
Changes in operating assets and liabilities:
Accounts receivable	2,123	1,176
Deferred commissions	(10,631)	(8,228)
Other current assets	(1,512)	(1,117)
Other assets	431	213
Accounts payable	168	(1,031)
Accrued compensation	(1,742)	(1,046)
Deferred revenue	4,707	(5,610)
Other current liabilities	(1,872)	(454)
Other long-term liabilities	(242)	(50)

Net cash provided by / (used in) operating activities	9,175	(853)

Cash flows from investing activities:
Purchases of property and equipment	(2,591)	(2,126)
Capitalized internal use software	(54)	(128)
Acquisitions, net of cash received	—	(3,412)
Acquisition of other intangibles	—	(275)

Net cash used in investing activities	(2,645)	(5,941)

Cash flows from financing activities:
Payments under capital leases and long-term debt	(795)	(791)
Repurchase of noncontrolling interest	(1,370)	—
RSU acquired to settle employee withholding liability	(3,734)	(996)
Proceeds from issuance of common stock, net of issuance costs	1,181	1,490

Net cash used in financing activities	(4,718)	(297)

Effect of exchange rate changes on cash and cash equivalents	24	(160)

Net change in cash and cash equivalents	1,836	(7,251)
Cash and cash equivalents at beginning of period	96,355	123,638

Cash and cash equivalents at end of period	$98,191	$116,387